UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	September 29, 2015

Synchrony Credit Card Master Note Trust RFS Holding, L.L.C. Synchrony Bank
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-107495, 333-130030, 333-144945, 333-169151, 333-181466-01, 333-181466, 333-107495-02, 333-130030-01, 333-144945-01, 333-169151-01	57-1173164 (RFS Holding, L.L.C.) 20-0268039 (Synchrony Credit Card Master Note Trust)
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

777 Long Ridge Road, Stamford, Connecticut	06927
(Address of Principal Executive Offices)	(Zip Code)

(877) 441-5094
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into Material Definitive Agreements.

RFS Holding, L.L.C. entered into an Underwriting Agreement, dated September 25, 2015 (the “Series 2015-3 Underwriting Agreement”), among RFS Holding, L.L.C., RFS Holding, Inc., Barclays Capital Inc., Citigroup Global Markets Inc. and SG Americas Securities, LLC, relating to the Series 2015-3, Class A Asset Backed Notes (the “Series 2015-3 Class A Notes”) and the Series 2015-3, Class B Asset Backed Notes (the “Series 2015-3 Class B Notes” and, together with the Series 2015-3 Class A Notes, the “Series 2015-3 Offered Notes”) by Synchrony Credit Card Master Note Trust described in the Prospectus dated September 25, 2015 and the Prospectus Supplement dated September 25, 2015. Subject to the terms and conditions set forth in the Series 2015-3 Underwriting Agreement, RFS Holding, L.L.C. agreed to sell to the underwriters, and each of the underwriters has severally agreed to purchase, the principal amount of Series 2015-3 Offered Notes set forth opposite its name in Schedule A to the Series 2015-3 Underwriting Agreement.

RFS Holding, L.L.C. entered into an Underwriting Agreement, dated September 25, 2015 (the “Series 2015-4 Underwriting Agreement”), among RFS Holding, L.L.C., RFS Holding, Inc., Barclays Capital Inc., Citigroup Global Markets Inc. and SG Americas Securities, LLC, relating to the Series 2015-4, Class A Asset Backed Notes (the “Series 2015-4 Class A Notes”) by Synchrony Credit Card Master Note Trust described in the Prospectus dated September 25, 2015 and the Prospectus Supplement dated September 25, 2015. Subject to the terms and conditions set forth in the Series 2015-4 Underwriting Agreement, RFS Holding, L.L.C. agreed to sell to the underwriters, and each of the underwriters has severally agreed to purchase, the principal amount of Series 2015-4 Class A Notes set forth opposite its name in Schedule A to the Series 2015-4 Underwriting Agreement.

Item 8.01   Other Events.

The Registrant is filing Exhibits 5.1 and 8.1 in connection with the issuance of the Series 2015-3 Notes and Exhibits 5.2 and 8.2 in connection with the issuance of the Series 2015-4 Notes.

Item 9.01.  Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement for the Series 2015-3 Notes
1.2	Underwriting Agreement for the Series 2015-4 Notes
5.1	Opinion of Mayer Brown LLP with respect to legality of the Series 2015-3 Notes
5.2	Opinion of Mayer Brown LLP with respect to legality of the Series 2015-4 Notes
8.1	Opinion of Mayer Brown LLP with respect to tax matters with respect to the Series 2015-3 Notes
8.2	Opinion of Mayer Brown LLP with respect to tax matters with respect to the Series 2015-4 Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 29, 2015	RFS Holding, L.L.C., as depositor

	By:	/s/ Joseph Ressa
	Name:	Joseph Ressa
	Title:	Vice President